UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 21, 2019

Technical Communications Corporation
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-34816	04-2295040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Domino Drive, Concord, MA 01742
(Address of Principal Executive Offices) (Zip Code)

(978) 287-5100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	TCCO	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition.

On June 21, 2019, Technical Communications Corporation (the “Company”) announced revised financial results for the fiscal year and quarter ended September 29, 2018, and results for the fiscal quarters ended December 29, 2018 and March 30, 2019, and filed its annual and quarterly reports for such periods.  The Company had previously reported the results for the fiscal year and quarter ended September 29, 2018 in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on December 10, 2018; such previously announced results subsequently have been revised.  The Company’s Annual Report on Form 10-K for the fiscal year ended September 29, 2018 also contains restated results for the fiscal year ended September 30, 2017.  Further, the Company is filing Quarterly Reports on Forms 10-Q/A for the fiscal quarters ended December 30, 2017, March 31, 2018 and June 30, 2018 to reflect the restatement of certain financial statements contained therein.

A copy of the press release dated June 21, 2019 describing such results for such periods, as well as other prior fiscal periods, is attached as Exhibit 99.1 to this report and incorporated herein.

Item 9.01. Financial Statements and Exhibits.

 a. Financial statements of businesses acquired. Not applicable.
b. Pro forma financial information. Not applicable.
c. Shell company transactions. Not applicable
d. Exhibits. The following exhibit is furnished pursuant to Item 2.02 hereof, and the information contained in this report and such exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated therein.

Exhibit No.	Title

99.1	Press Release dated June 21, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technical Communications Corporation

Date: June 21, 2019	By:	/s/ Carl H. Guild, Jr.
Carl H. Guild, Jr.
President and Chief Executive Officer